Financial instruments and risk management	12 Months Ended
Dec. 31, 2017
Disclosure Of Financial Instruments [Abstract]
Financial instruments and risk management
Strategic report	Governance report	Financial statements	Production, reserves and operations	Additional information

30 Financial instruments and risk management

Except where stated, the information given below relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units. The information is grouped in the following sections:

A – Financial assets and liabilities by categories

B – Derivative financial instruments

C – Fair values

A (a) Financial assets and liabilities by categories

						Held to maturity
				Available		assets/Other
			Loans and	for sale	Held at	financial
		Total	receivables	securities	fair value	liabilities
At 31 December 2017	Note	US$m	US$m	US$m	US$m	US$m
Financial assets
Cash and cash equivalents	21	10,550	10,550	-	-	-
Trade and other receivables (a)		2,985	2,895	-	90	-
Equity shares and quoted funds	20	136	-	136	-	-
Other investments, including loans (b)	20	1,152	15	-	1,125	12
Derivatives and embedded derivatives not related to net debt: not designated as hedges (c)	20	168	-	-	168	-
Derivatives related to net debt (c)	20,24	99	-	-	99	-
Loans to equity accounted units including quasi equity loans		198	198	-	-	-
Total financial assets		15,288	13,658	136	1,482	12

Financial liabilities
Trade and other payables (d)		(5,922)			(15)	(5,907)
Short term borrowings and bank overdrafts	22	(552)			-	(552)
Medium and long-term borrowings	22	(14,624)			-	(14,624)
Derivatives related to net debt (c)	22,24	(276)			(276)	-
Other derivatives and embedded derivatives: not designated as hedges (c)	22	(255)			(255)	-
Other financial liabilities	22	(345)			-	(345)
Total financial liabilities		(21,974)			(546)	(21,428)

						Held to maturity
						assets/other
			Loans and	Available		financial
		Total	receivables	for sale	Held at	liabilities
At 31 December 2016	Note	US$m (Adjusted)(e)(f)	US$m (Adjusted)(e)	securities US$m	fair value US$m	US$m (Adjusted)(f)
Financial assets
Cash and cash equivalents	21	8,201	8,201	-	-	-
Trade and other receivables (a)(e)		3,047	2,904	-	143	-
Equity shares and quoted funds	20	156	-	156	-	-
Other investments, including loans (b)	20	454	14	-	431	9
Currency and commodity derivatives: designated as hedges (c)	20	1	-	-	1	-
Derivatives and embedded derivatives not related to net debt: not designated as hedges (c)	20	423	-	-	423	-
Derivatives related to net debt (c)	20,24	108	-	-	108	-
Loans to equity accounted units including quasi equity loans		202	202	-	-	-
Total financial assets		12,592	11,321	156	1,106	9

Financial liabilities
Trade and other payables (d) (f)		(5,209)			(5)	(5,204)
Short term borrowings and bank overdrafts	22	(717)			-	(717)
Medium and long-term borrowings	22	(16,913)			-	(16,913)
Derivatives related to net debt (c)	22,24	(516)			(516)	-
Other derivatives and embedded derivatives: not designated as hedges (c)	22	(7)			(7)	-
Other financial liabilities	22	(239)			-	(239)
Total financial liabilities		(23,601)			(528)	(23,073)

(a)

Trade and other receivables exclude non-financial assets such as pension surpluses, prepayment of tolling charges to joint operations and other prepayments within other receivables and will therefore differ to the amounts shown in note 18.

(b)	Other investments, including loans comprise US$958 million (2016: US$250 million) of highly liquid financial assets in managed investment funds classified as held for trading.
(c)	These financial assets and liabilities in aggregate agree to total derivative financial instruments disclosed in notes 20 and 22.
(d)

Trade and other payables excludes non-financial liabilities such as deferred income, Government grants, royalties, mining taxes and employee entitlements within other payables and will therefore differ to the amounts shown in note 25. The trade and other payables held at fair value are valued using Level 2 inputs.

(e)	The 2016 comparative of trade and other receivables has been reduced by US$385 million to remove other receivables, which were incorrectly classified as financial assets.
(f)	The 2016 comparative of trade and other payables has been reduced by US$177 million to remove other payables, which were incorrectly classified as financial liabilities.

Notes to the 2017 financial statements
continued

30 Financial instruments and risk management continued

A (b) Financial risk management

Funding and exposure management

The Group is exposed to a number of financial risks which are considered within the overall Group Risk management framework described on pages 19. The key financial risks are capital and liquidity, commodity price, credit, foreign exchange and interest rate which are discussed in detail below.

The Group’s policies on financial risk management are clearly defined and consistently applied. The policies look to ensure that the Group has an appropriate capital structure which enables it to manage the risks faced by the organisation through the commodities cycle. The general approach to financial risks is to ensure that the business is robust enough to enable exposures to float with the market. However, the Group may choose to fix some financial exposures when it is deemed appropriate to do so.

The Group has a diverse portfolio of commodities and operates in a number of markets, which have varying responses to the economic cycle. This diversity also provides some naturally offsetting long-term positions, for example Australian and Canadian currencies tend to strengthen when commodity prices are high and vice versa.

Treasury operations

Treasury is a centralised support and service function that acts as the custodian of the Group’s cash and balance sheet and its key financial risks. It performs its activities in a strong control environment, within board approved limits. It is not a profit centre. It is responsible for managing liquidity through funding and investments as well as financial risks such as commodity, financial counterparty credit, foreign exchange and interest risk. It is also responsible for managing banking relationships across the Group along with the Group’s insurance and pension arrangements.

Treasury policy

Rio Tinto does not acquire or issue derivative financial instruments for trading or speculative purposes; nor does it believe that it has material exposure to such trading or speculative holdings through its investments in joint arrangements and associates. However, derivatives are used as and when required in order to manage the Group’s exposure in accordance with its underlying financial risk management principles. Cash management and investment activities are managed and co-ordinated centrally by Treasury using only approved counterparties and within allocated credit limits which are reviewed and approved by the board at least annually.

(i) Capital and liquidity risk management

Policy

The Group’s overriding objective when managing capital is to safeguard the business as a going concern whilst maximising returns for shareholders. In a cyclical and capital intensive industry such as the mining industry, maintaining a strong balance sheet and a sound financial risk management framework are desirable to preserve financial flexibility and generate shareholder value through the cycle. The board and senior management regularly review the capital structure and liquidity of the Group. These reviews take into account the Group’s strategic priorities, economic and business conditions, and opportunities that are identified to invest through all points of the commodities cycle and focus on the dividend policy and other forms of shareholder return while also striving to maintain a strong balance sheet.  In February 2016, the Group announced a change in its dividend policy, moving from a progressive dividend policy to a dividend determined by taking into account the results for the financial year, the outlook for the Group’s major commodities, the board’s view of the long-term growth prospects of the business and the Group’s objective of maintaining a strong balance sheet. The board expects total cash returns to shareholders over the longer term to be in a range of 40 – 60 per cent of underlying earnings in aggregate throughout the cycle. Acknowledging the cyclical nature of the industry in periods of strong earnings and cash generation, it is the board’s intention to supplement the ordinary dividends with additional returns to shareholders. The resulting capital structure provides the Group with a high degree of financial flexibility at a low cost of capital.

To maintain a strong balance sheet, the Group considers various financial metrics including net gearing, the overall level of borrowings and their maturity profile, liquidity levels, total capital, cash flow, EBITDA and interest cover ratios, either on a statutory reported basis or as expected to be adjusted by the credit rating agencies.

		2017	2016
Total capital	Note	US$m	US$m
Equity attributable to owners of Rio Tinto (see Group balance sheet)		44,711	39,290
Equity attributable to non-controlling interests (see Group balance sheet)		6,404	6,440
Net debt	24	3,845	9,587
Total capital		54,960	55,317

Net debt is a measure used by management and the board to manage the Group’s capital structure and liquidity risks. Net debt is disclosed in note 24. Net debt decreased from US$9.6 billion at 31 December 2016 to US$3.8 billion at 31 December 2017 as operating cash inflows and divestment proceeds were partly offset by capital expenditure and cash returns to shareholders. At 31 December 2017 net gearing was seven per cent (2016: 17 per cent) and interest cover was 14 times (2016: seven times).

The unified credit status of the Group is maintained through cross guarantees whereby contractual obligations of Rio Tinto plc and Rio Tinto Limited are automatically guaranteed by the other.

Capital and liquidity risk management continued

The table below summarises the credit ratings attributed to the Group by Standard and Poor’s and Moody’s investor services as at 31 December.

	2017	2016
Long-term rating	(a)A-/A3	A-/Baa1
Short-term rating	A-1/P-2	A-1/P-2
Outlook	(a)Positive/Stable	Stable/ Stable

(a)	On 12 February 2018, Standard and Poor's upgraded the Group's credit rating to A with a stable outlook.

The Group has access to various forms of financing including its US Shelf Programme, European Debt Issuance Programme, Commercial Paper and credit facilities. The Group did not issue any listed debt in 2017 under these programmes.

During 2017, the Group redeemed US$2.5 billion (2016: US$7.5 billion), in aggregate, principal value of bonds issued by Rio Tinto Finance (USA) plc and Rio Tinto Finance (USA) Limited as part of a liability management programme. Due to early redemption costs this led to an aggregate cash outflow on those redemptions of US$2.7 billion (2016: US$7.9 billion) before fees.

During 2016, Oyu Tolgoi LLC drew down US$4.3 billion under the project finance facility signed in December 2015. The project finance facility provides for interest-only payments for the first five years followed by minimum repayments according to a stepped amortisation schedule for the remaining life of the facility. The due dates stated below represent the final repayment date. In 2017, a further US$9 million was drawn down.

The facility is provided and funded by international financial institutions and export credit agencies representing the governments of the United States, Canada and Australia, along with 15 commercial banks.

Drawdowns comprised, in aggregate, US$0.7 billion MIGA Insured Loan due 2027 (LIBOR plus 2.65% pre-completion, LIBOR plus 3.65% post-completion); US$1.6 billion commercial banks “B Loan” due 2027 (LIBOR plus 3.4% pre-completion, LIBOR plus 4.4% post-completion); US$0.3 billion Export Credit Agencies Loan due 2028 (fixed at 2.3%); US$0.9 billion Export Credit Agencies Loan due 2029 (LIBOR plus 3.65% pre-completion, LIBOR plus 4.65% post completion); and US$0.9 billion International Financial Institutions “A Loan” due 2030 (LIBOR plus 3.78% pre-completion, LIBOR plus 4.78%  post-completion).

In November 2015, Rio Tinto Finance plc and Rio Tinto Finance Limited amended and extended its, in aggregate, US$7.5 billion multi-currency revolving credit facilities, originally signed in 2013, with a syndicate of banks. The facilities had two one-year extension options, the first of which was utilised in November 2016 and the second in November 2017. A US$1.9 billion facility currently matures in November 2020 and a US$5.6 billion facility (including a US$ denominated same day access swing-line facility) matures in November 2022. The funds made available under the facility agreements may be used for the general corporate purposes of the Group.

Advances under the revolving facilities bear an interest rate per annum based on LIBOR (or EURIBOR, CDOR or BBSW in relation to any euro, Canadian dollar or Australian dollar loans respectively) plus a margin (which is dependent on the Group’s long-term credit rating as determined by Moody’s and Standard & Poor’s and the level of drawdown). The facility agreements contain no financial covenants. At 31 December 2017 the facilities were undrawn.

(ii) Commodity price risk

Policy

The Group’s normal policy is to sell its products at prevailing market prices. Exceptions to this rule are subject to strict limits laid down by the board and to rigid internal controls.

The Group’s products are sold to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Sales revenue may be subject to adjustment if the product specification does not conform to the terms specified in the sales contract.

Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms, with a smaller proportion of iron ore volumes being sold on the spot market.

Copper and aluminium are generally sold under contracts which vary in tenure and pricing mechanisms, with some volumes sold in the spot market. The prices are determined by reference to prevailing market prices on terminal markets, such as the London Metal Exchange (LME) and the Commodities Exchange (COMEX) in New York. Prices fluctuate widely in response to changing levels of supply and demand but, in the long run, prices are related to the marginal cost of supply. Gold is also priced in an active market in which prices respond to daily changes in quantities offered and sought. Newly mined gold is only one source of supply; investment and disinvestment can be important elements of supply and demand.

Certain of the Group’s products are provisionally priced at the date revenue is recognised, however, with the exception of copper, prices are generally finalised within the calendar quarter of the month of shipment. The final selling price is based on the price for the quotational period stipulated in the contract. Substantially all iron ore and aluminium sales are reflected at final prices in the results for the period. Final prices for copper concentrate are normally determined between 30 to 180 days after delivery to the customer. The change in value of the embedded pricing derivative included in the receivable is based on relevant forward market prices and is included in sales revenue.

As at 31 December 2017, the Group had 250 million pounds of copper sales (31 December 2016: 235 million pounds) that were provisionally priced at US 304 cents per pound (2016: US 250 cents per pound). The final price of these sales will be determined during the first half of 2018. A ten per cent change in the price of copper realised on the provisionally priced sales, all other factors held constant, would increase or reduce net earnings by US$41 million (2016: US$36 million).

Notes to the 2017 financial statements
continued

30 Financial instruments and risk management continued

Hedging strategy

Rio Tinto’s exposure to commodity prices is diversified by virtue of its broad commodity base and the Group does not generally consider commodity price hedging would provide a long-term benefit to shareholders. The Group may hedge certain commitments with some of its customers or suppliers. Details of commodity derivatives held at 31 December 2017 are set out in section B.

Sensitivities

The Group’s commodity derivatives are impacted by changes in market prices and include those aluminium forward and option contracts embedded in electricity purchase contracts outstanding at 31 December 2017. A ten per cent  increase in market prices on the embedded derivatives in the power contracts would reduce net earnings by US$221 million (2016: US$144 million), and a ten per cent decrease in prices would increase net earnings by US$212 million (2016: US$139 million).There will be an offsetting change in future Group earnings with any changes in price.

The Group’s “own use contracts” are excluded from the sensitivity analysis as they are outside the scope of IAS 39. Such contracts to buy or sell non-financial items can be net settled but were entered into and continue to be held for the purpose of the receipt or delivery of the non-financial item in accordance with the business unit’s expected purchase, sale or usage requirements.

(iii) Credit risk

Policy

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including investments in treasury and liquidity funds, deposits with banks and financial institutions, other short-term investments, interest rate and currency derivative contracts and other financial instruments.

Credit risks related to receivables

Customer credit risk is managed by each business unit subject to the Group’s established policy, procedures and controls relating to customer credit risk management. Credit limits are established for all customers based on internal or external rating criteria. Where customers are rated by an independent credit rating agency, these ratings are used to set credit limits. In circumstances where no independent credit rating exists, the credit quality of the customer is assessed based on an extensive credit rating scorecard. Outstanding customer receivables are regularly monitored and any credit concerns highlighted to senior management. Shipments to major customers are generally covered by letters of credit or other forms of credit insurance.

At 31 December 2017, the Group had approximately 115 customers (2016: 92 customers) that owed the Group more than US$5 million each and these balances accounted for approximately 78 per cent (2016: 74 per cent) of all receivables owing. There were 23 customers (2016: 24 customers) with balances greater than US$20 million accounting for just over 35 per cent (2016: 42 per cent) of total amounts receivable. Details of trade and other receivables past due but not impaired are provided in note 18.

Credit risk related to financial instruments and cash deposits

Credit risk from investments in government securities (primarily US Government), corporate and asset-backed securities or money market funds, and balances with banks and financial institutions is managed by Group Treasury in accordance with a board-approved policy. Investments of surplus funds are made only with approved investment grade (BBB- and above) counterparties who have been assigned specific credit limits. The board reviews these annually. The limits are set to minimise the concentration of credit risk and therefore mitigate the potential for financial loss through counterparty failure.

The maximum credit risk exposure of the Group’s financial assets at the balance sheet date is as follows:

		2017	2016
	Note	US$m	US$m (Adjusted)(a)
Cash and cash equivalents	21	10,550	8,201
Trade and other receivables (a)		2,985	3,047
Investments	20	1,152	454
Derivative assets	20	267	532
Loans to equity accounted units		39	39
Total		14,993	12,273

(a)	The 2016 comparative of trade and other receivables has been reduced by US$385 million to remove other receivables, which were incorrectly classified as financial assets.

(iv) Foreign exchange risk

Policy

The Group’s shareholders’ equity, earnings and cash flows are influenced by a wide variety of currencies due to the geographic diversity of the Group’s sales and the countries in which it operates. The US dollar is the currency in which the majority of the Group’s sales are denominated. Operating costs are influenced by the currencies of those countries where the Group’s mines and processing plants are located and also by those currencies in which the costs of imported equipment and services are determined. The Australian and Canadian dollars are the most important currencies (apart from the US dollar) influencing costs. In any particular year, currency fluctuations may have a significant impact on Rio Tinto’s financial results. A strengthening of the US dollar against the currencies in which the Group’s costs are partly denominated has a positive effect on Rio Tinto’s underlying earnings. However, a strengthening of the US dollar does reduce the value of non US dollar-denominated net assets and therefore total equity.

The Group’s financial statements are presented in US dollars, as it most reliably reflects the global business performance of the Group as a whole. It is also the most appropriate currency for financing the Group’s operations. Borrowings and cash are predominantly denominated in US dollars, either directly or through the use of derivatives.

The majority of debt and other financial assets and liabilities including intragroup balances, are held in the functional currency of the relevant subsidiary. In a small number of instances, US dollar debt and other financial assets and liabilities, including intragroup balances, are held in currencies other than the functional currency of the relevant subsidiary. This results in an accounting exposure to exchange gains and losses as the financial assets and liabilities are translated into the functional currency of the subsidiary that holds those assets and liabilities. These exchange gains and losses are recorded in the Group’s income statement except to the extent that they can be taken to equity under the Group’s accounting policy which is explained in note 1(d). The Group’s income statement includes realised and unrealised exchange gains/losses arising on US dollar external borrowings and intragroup balances in entities with a non US dollar functional currency.  On translation to the Group’s US dollar presentation currency there is a corresponding and offsetting exchange difference on translation of these balances which is recognised directly in the currency translation reserve. There is no impact on total equity. Gains and losses on US dollar net debt and on non-trading intragroup balances are excluded from underlying earnings. Other exchange gains and losses are included in underlying earnings.

See section B for the details of cross currency interest rate swaps relating to borrowings.

After taking into account relevant swap instruments, the majority of the Group’s net debt is denominated in US dollars.

The table below summarises, by currency, the Group’s net debt, after taking into account relevant cross currency interest rate swaps and foreign exchange contracts:

	Cash and			Derivatives	Net funds/	Net funds/
	cash	Other	Total borrowings	related to net	(debt)	(debt)
	equivalents	investments	in note 22	debt	2017	2016
Net funds/(debt) by currency	US$m	US$m	US$m	US$m	US$m	US$m
US dollar	9,950	958	(14,359)	(177)	(3,628)	(9,294)
Australian dollar	332	-	(540)	-	(208)	(313)
Euro	49	-	(107)	-	(58)	(62)
South African rand	59	-	-	-	59	103
Canadian dollar	18	-	(166)	-	(148)	(155)
Other	142	-	(4)	-	138	134
Total	10,550	958	(15,176)	(177)	(3,845)	(9,587)

Hedging strategy

Under normal market conditions, the Group does not consider that active currency hedging of transactions would provide long-term benefits to shareholders. The Group reviews its exposure on a regular basis and reserves the right to enter into hedges to maintain financial stability. Currency protection measures may be deemed appropriate in specific commercial circumstances, typically hedging of capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividends, and are subject to strict limits laid down by the board. Refer to section B for the details of cross currency interest rate, currency forward and option contracts used to manage the currency risk exposures of the Group at 31 December 2017.

Sensitivities

The table below gives the estimated retranslation effect on financial assets and financial liabilities, including intragroup balances, of a ten per cent strengthening in the closing exchange rate of the US dollar against significant currencies. The sensitivity associated with a ten per cent weakening of a particular currency would be broadly equal and opposite within equity to the figures presented below. The impact is expressed in terms of the effect on net earnings and underlying earnings, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at 31 December 2017, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2018, and therefore the following information should be used with care.

At 31 December 2017

Gains/(losses) associated with ten per cent strengthening of the US dollar

			Of which
			amount
	Closing	Effect on	impacting
	exchange	net	underlying
	rate	earnings	earnings
Currency exposure	US cents	US$m	US$m
Australian dollar	78	608	47
Canadian dollar	79	(134)	3
Euro	120	165	(2)

Notes to the 2017 financial statements
continued

30 Financial instruments and risk management continued

At 31 December 2016

Gains/(losses) associated with ten per cent strengthening of the US dollar

			Of which
			amount
	Closing	Effect on	impacting
	exchange	net	underlying
	rate	earnings	earnings
Currency exposure	US cents	US$m	US$m
Australian dollar	72	369	37
Canadian dollar	74	(159)	15
Euro	105	172	-

Ten per cent is the annual exchange rate movement that management deems to be reasonably probable (on an annual basis over the long run) for one of the Group’s significant currencies and as such provides an appropriate representation.

(v) Interest rate risk

Policy

Interest rate risk refers to the risk that the value of a financial instrument or cash flows associated with the instrument will fluctuate due to changes in market interest rates. The Group’s interest rate management policy is generally to borrow and invest at floating interest rates. This approach is based on a historical correlation between interest rates and commodity prices. However, in certain circumstances the Group may elect to maintain a higher proportion of fixed-rate funding.

Hedging strategy

As noted above, the Group hedges its interest rate risk by entering into interest rate derivatives to achieve its policies. The Group reviews the positions on a regular basis. During 2017, in conjunction with its liability management programme, the Group closed out interest rate swaps with a notional principal amount of US$2.0 billion, giving rise to a net cash outflow of US$5 million, including accrued interest of US$2 million. The interest rate swaps were in fair value hedge relationships prior to close out. See section B for details of currency and interest rate swaps relating to borrowings.

At the end of 2017, US$12.5 billion (2016: US$14.7 billion) of the Group’s adjusted total borrowings was at floating rates after taking into account interest and currency interest rate swaps, resulting in a floating to fixed debt ratio of 82 per cent floating to 18 per cent fixed (2016: 81 per cent floating to 19 per cent fixed). On a net debt basis, the floating to fixed debt ratio was 26 per cent floating to 74 per cent fixed (2016: 65 per cent floating to 35 per cent fixed). These ratios were principally impacted by the significant level of cash generated during the year. The weighted average interest rate on total adjusted borrowings as at 31 December 2017 was approximately 4.2 per cent (2016: approximately 4.0 per cent) and the weighted average maturity was approximately ten years (2016: ten years). The weighted average maturity and weighted average effective interest rate are based on current interest rates and the carrying value of gross borrowings at the year end.

See note 22 for the details of debt outstanding at 31 December 2017.

Sensitivities

Based on the Group’s net debt (refer to note 24) and other floating rate financial instruments outstanding as at 31 December 2017, the effect on net earnings of a 100 basis point increase in US dollar LIBOR interest rates, with all other variables held constant, would be a charge of US$8 million (2016: US$44 million). The Group has an exposure to interest rate volatility within shareholders’ equity arising from fair value movements on derivatives in the cash flow hedge reserve. These derivatives have an underlying exposure to sterling and US dollar rates. With all factors remaining constant and based on the composition of derivatives impacting the cash flow reserve at 31 December 2017, the sensitivity of a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$84 million (2016: US$84 million charge) for sterling and a credit of US$88 million (2016: US$95 million credit) for US dollar. A 100 basis point decrease would have broadly the same impact in the opposite direction. These balances will not remain constant throughout 2018, and therefore this information should be used with care.

A (c) Financial liability analysis

The table below analyses the Group’s financial liabilities by relevant maturity groupings based on the remaining period from the balance sheet date to the contractual maturity date. As the amounts disclosed in the table are the contractual undiscounted cash flows, these balances will not necessarily agree with the amounts disclosed in the balance sheet.

At 31 December 2017

	Within 1	Between	Between	Between	Between
	year or on	1 and 2	2 and 3	3 and 4	4 and 5	After
	demand	years	years	years	years	5 years	Total
(Outflows) / inflows	US$m	US$m	US$m	US$m	US$m	US$m	US$m
Non-derivative financial liabilities
Trade and other payables	(5,488)	(434)	-	-	-	-	(5,922)
Borrowings before swaps	(552)	(148)	(1,011)	(916)	(1,283)	(11,387)	(15,297)
Expected future interest payments (a)	(679)	(673)	(670)	(638)	(606)	(4,553)	(7,819)
Other financial liabilities	(302)	(43)	-	-	-	-	(345)
Derivative financial liabilities (b)
Derivatives related to net debt - net settled	10	10	14	11	7	36	88
Derivatives related to net debt - gross settled (a):
– gross inflows	62	62	958	44	44	1,493	2,663
– gross outflows	(82)	(82)	(1,051)	(55)	(55)	(1,741)	(3,066)
Derivatives not related to net debt - net settled	(43)	(36)	(33)	(24)	(21)	(138)	(295)
Derivatives not related to net debt - gross settled:
– gross inflows	795	-	-	-	-	-	795
– gross outflows	(802)	-	-	-	-	-	(802)
Total	(7,081)	(1,344)	(1,793)	(1,578)	(1,914)	(16,290)	(30,000)

At 31 December 2016

	Within 1	Between	Between	Between	Between
	year or on	1 and 2	2 and 3	3 and 4	4 and 5	After
	demand	years	years	years	years	5 years	Total
(Outflows) / inflows	US$m (Adjusted)(c)	US$m (Adjusted)(d)	US$m	US$m	US$m	US$m	US$m (Adjusted)(c)(d)
Non-derivative financial liabilities
Trade and other payables (c)(d)	(4,814)	(395)	-	-	-	-	(5,209)
Borrowings before swaps	(704)	(191)	(1,330)	(1,347)	(1,317)	(12,806)	(17,695)
Expected future interest payments (a)	(783)	(779)	(722)	(667)	(620)	(5,056)	(8,627)
Other financial liabilities	(199)	(41)	-	-	-	-	(240)
Derivative financial liabilities (b)
Derivatives related to net debt - net settled	29	29	27	25	23	25	158
Derivatives related to net debt - gross settled (a):
– gross inflows	55	55	55	842	40	1,377	2,424
– gross outflows	(73)	(73)	(73)	(1,045)	(51)	(1,785)	(3,100)
Derivatives not related to net debt - net settled	(2)	-	-	-	-	-	(2)
Derivatives not related to net debt - gross settled:
– gross inflows	29	-	-	-	-	-	29
– gross outflows	(29)	-	-	-	-	-	(29)
Total	(6,491)	(1,395)	(2,043)	(2,192)	(1,925)	(18,245)	(32,291)

(a)

Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.

(b)	The maturity grouping is based on the earliest payment date.
(c)	The 2016 comparative of trade and other payables due within 1 year or on demand has been reduced by US$111 million to remove other payables, which were incorrectly classified as financial liabilities.
(d)	The 2016 comparative of trade and other payables due between 1 and 2 years has been reduced by US$66 million to remove other payables, which were incorrectly classified as financial liabilities.

The maximum carrying value of borrowings repayable, after the impact of swaps, maturing in any financial year is US$1.7 billion (2016: US$1.7 billion).

Offsetting and enforceable master netting agreements

Financial assets and liabilities are offset and the net amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. There were no material amounts offset in the balance sheet and no material enforceable master netting agreements were identified.

Notes to the 2017 financial statements
continued

30 Financial instruments and risk management continued

B Derivative financial instruments

The Group’s derivatives, including embedded derivatives, as at 31 December 2017, are summarised below:

	Total fair value
	2017		2016
	Asset	Liability	Asset	Liability
Derivatives designated as hedges	US$m	US$m	US$m	US$m
Interest rate swaps (a)	99	(127)	108	(134)
Cross currency interest rate swaps (b)	-	(149)	-	(382)
Currency forward contracts, options and swaps	-	-	1	-
Total derivatives designated as hedges	99	(276)	109	(516)

Derivatives not designated as hedges
Currency forward contracts, options and swaps	7	(2)	1	-
Aluminium forward contracts (c)	21	(9)	6	(2)
Aluminium embedded derivatives (d)	140	(238)	411	(3)
Other embedded derivatives	-	(5)	5	-
Other commodity contracts	-	(1)	-	(2)
Total derivatives not designated as hedges	168	(255)	423	(7)
Total derivative instruments	267	(531)	532	(523)

Analysed by maturity:
Less than 1 year	29	(50)	24	(6)
Between 1 and 5 years	31	(233)	110	(194)
More than 5 years	207	(248)	398	(323)
Total	267	(531)	532	(523)
Total net derivative instruments	(264)		9

		2017	2016
Reconciliation to balance sheet	Note	US$m	US$m
– non-current assets	20	238	508
– current assets	20	29	24
– current liabilities	22	(50)	(6)
– non-current liabilities	22	(481)	(517)
Total net derivatives instruments, detailed above		(264)	9

(a)	The interest rate swaps are used to convert certain fixed rate borrowings to a floating rate. For further details, see note 22.
(b)	The cross currency interest rate swaps are used to convert non US dollar denominated borrowings to either fixed or floating US dollar borrowings. For further details see note 22.
(c)	The aluminium forward contracts are entered into to convert aluminium sales made at a fixed price to market price (LME cash). In 2016 and 2017 these contracts were not designated as hedges.
(d)

Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. These contracts reduce the Group’s margin exposure to movements in the aluminium price.

C (a) Fair values

The carrying amounts and fair values of all of the Group’s financial instruments which are not carried at an amount which approximates their fair value at 31 December 2017 and 31 December 2016 are shown in the following table. The fair values of the Group’s cash equivalents and loans to equity accounted units approximate their carrying values as a result of their short maturity or because they carry floating rates of interest.

		31 December 2017		31 December 2016
		Carrying	Fair	Carrying	Fair
		value	value	value	value
	Note	US$m	US$m	US$m	US$m
Short-term borrowings	22	(552)	(552)	(717)	(706)
Medium and long-term borrowings	22	(14,624)	(16,385)	(16,913)	(18,437)

Borrowings with a carrying value of US$9.6 billion (2016: US$11.9 billion) relate to listed bonds with a fair value of US$10.9 billion (2016: US$12.9 billion) and are categorised as level 1 in the fair value hierarchy. Borrowings with a carrying value of US$4.1 billion (2016: US$4.1 billion) relate to project finance draw down with a fair value of US$4.7 billion (2016: US$4.6 billion) and are categorised as level 3 in the fair value hierarchy. The remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield and are categorised as level 2 in the fair value hierarchy.

C (b) Valuation hierarchy

The table below shows the financial instruments carried at fair value by valuation method at 31 December 2017:

						Not held
		Total	Level 1(a)	Level 2(b)	Level 3 (c)	at fair value
	Note	US$m	US$m	US$m	US$m	US$m
Assets
Equity shares and quoted funds	20	136	88	-	3	45
Other investments, including loans (d)	20	1,152	1,037	-	88	27
Trade and other receivables(e)		2,985	-	90	-	2,895
		4,273	1,125	90	91	2,967
Derivatives
Forward contracts and option contracts, not designated as hedges (f) (Section B)		(87)	-	11	(98)	-
Derivatives related to net debt (Section B) (g)		(177)	-	(177)	-	-
		4,009	1,125	(76)	(7)	2,967

The table below shows the financial instruments carried at fair value by valuation method at 31 December 2016:

						Not held
		Total	Level 1(a)	Level 2(b)	Level 3(c)	at fair value
	Note	US$m	US$m	US$m	US$m	US$m
Assets
Equity shares and quoted funds	20	156	94	-	3	59
Other investments, including loans (d)	20	454	363	-	68	23
Trade and other receivables(e)		3,047	-	143	-	2,904
		3,657	457	143	71	2,986
Derivatives
Forward contracts: designated as hedges (Section B)		1	-	1	-	-
Forward contracts and option contracts, not designated as hedges (f) (Section B)		416	-	8	408	-
Derivatives related to net debt (Section B) (g)		(408)	-	(408)	-	-
		3,666	457	(256)	479	2,986

(a)	Valuation is based on unadjusted quoted prices in active markets for identical financial instruments. This category includes listed equity shares and other quoted funds.
(b)

Valuation is based on inputs that are observable for the financial instruments which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.

(c)	Valuation is based on inputs for the asset or liability that are not based on observable market data (unobservable inputs).
(d)

Other investments, including loans, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty amounts receivable. The royalty receivables are valued based on an estimate of forward sales subject to the royalty agreement.

(e)

Trade receivables includes provisionally priced receivables relating to sales contracts where selling price is determined after delivery to the customer, based on the market price at the relevant quotation point stipulated in the contract. Revenue is recognised on provisionally priced sales based on the forward selling price for the period stipulated in the contract. At the end of December 2017, US$90 million (2016: US$143 million) of provisional priced receivables were recognised.

(f)

Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME with terms expiring between 2018 and 2030 (2016: 2017 and 2030). The embedded derivatives are measured using discounted cash flows and option model valuation techniques. Long-term embedded derivatives with a fair value of US($98) million at 31 December 2017 (2016: US$408 million) are valued using significant unobservable inputs as the term of the derivative extends beyond the forward curve for aluminium. In valuing these derivatives, aluminium prices are flatlined beyond the market forward curve and increased by projected inflation up to the date of expiry of each contract. The range of market prices are US$2,679 per metric tonne in 2028 to US$2,848 in 2030 (2016: US$2,136 per metric tonne in 2027 to US$2,300 in 2030).

(g)

Interest rate and currency interest rate swaps are valued using applicable market quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market quoted foreign exchange rates. A discounted cash flow approach is applied to the cash flows derived from the inputs to determine fair value.

There were no transfers between Level 1 and Level 2, or between Level 2 and Level 3 in the year ended 31 December 2017 or the year ended 31 December 2016.

Notes to the 2017 financial statements
continued

30 Financial instruments and risk management continued

C (c) Level 3 financial assets and financial liabilities

The table below shows the summary of changes in the fair value of the Group’s Level 3 financial assets and financial liabilities.

	2017	2016
	Level 3 financial assets	Level 3 financial assets
	and financial liabilities	and financial liabilities
	US$m	US$m
Opening balance	479	456
Currency translation adjustments	8	(2)
Total realised gains/(losses) included in:
– Consolidated sales revenue	1	1
– Net operating costs	(5)	(28)
Total unrealised (losses)/gains included in:
- Consolidated sales revenue	17	-
– Net operating costs (a)	(508)	11
Additions	-	43
Impairment	-	(2)
Disposals/maturity of financial instruments	(5)	-
Transfers	6	-
Closing balance	(7)	479
Total (losses)/gains for the year included in the income statement for assets and liabilities held at year end	(491)	11

(a)	(Losses)/gains on embedded commodity derivatives not qualifying for hedge accounting which are included within net operating costs.

Sensitivity analysis in respect of Level 3 derivatives

The values of forward contracts and options that are determined using unobservable inputs are calculated using appropriate discounted cash flow and option model valuation techniques. The most significant of these assumptions relate to long-term pricing wherein aluminium prices are flatlined beyond the market forward curve and increased by a projected inflation after the ten year LME curve. A ten per cent increase in long-term metal pricing assumptions would result in a US$41 million (31 December 2016: US$38 million) decrease in carrying value. A ten per cent decrease in long-term metal pricing assumptions would result in a US$22 million (31 December 2016: US$64 million) increase in carrying value.

1